Exhibit 99.2

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NYSE Euronext

Creating the Global Exchange

June 2, 2006

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Legal Disclaimer

Cautionary Note Regarding Forward-Looking Statements

Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. Euronext N.V. (“Euronext”) and NYSE Group, Inc. (“NYSE Group”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated cost and revenue synergies, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s filings with the U.S. Securities Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ending December 31, 2005 which is available on NYSE Group’s website at http://www.nyse.com and the SEC’s website at SEC’s Web site at www.sec.gov and in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets, or “AFM”) in The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at http://www.euronext.com. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Cautionary Note Regarding Projections

Although the projections (including estimates of expense and revenue synergies and restructuring costs) that appear in this document were prepared in good faith by management of NYSE Group and Euronext, no assurance can be given regarding future events. The projections, and the assumptions underlying such projections, involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and are inherently subject to significant business, economic, competitive and regulatory uncertainties, all of which are difficult to predict and many of which are beyond the control of NYSE Group and Euronext. Accordingly, there can be no assurance that these projections will be realized in the amounts and at the times estimated. Accordingly, such projections should not be considered a reliable predictor of future operating results, and this information should not be relied on as such. The projections were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial data, published guidelines of the SEC regarding forward-looking statements, or U.S. generally accepted accounting principles. The projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this document are cautioned not to place undue reliance on this information.

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Legal Disclaimer (continued)

Additional Information About this Transaction

In connection with the proposed business combination transaction, Euronext and NYSE Group expect that a newly formed holding company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of NYSE Group that also constitutes a prospectus of the newly formed holding company. NYSE Group will mail the proxy statement/prospectus to its stockholders and the prospectus will be mailed to Euronext shareholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

You may obtain a free copy of the proxy statement/prospectus (if and when available) and other related documents filed by NYSE Group and the newly formed holding company with the SEC at the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and the other documents may also be obtained for free by accessing NYSE Group’s Web site at http://www.nyse.com and Euronext’s website at http://www.euronext.com.

NYSE Group and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the proposed business combination transaction. You can find information about NYSE Group’s executive officers and directors in NYSE Group’s definitive proxy statement filed with the SEC on April 11, 2006. You can obtain free copies of these documents and of the proxy statement prospectus (when it becomes available) from NYSE Group by contacting its investor relations department.

Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, asamended, and applicable European regulations.

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Table of Contents

1. A Transformational Opportunity: Key Highlights	6

2. NYSE Group at a Glance	10

3. Euronext at a Glance	18

4. NYSE Euronext: Creating the Global Exchange	27

5. Substantial Value for Shareholders and Other Stakeholders	35

Appendix	44

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1. A Transformational Opportunity:

Key Highlights

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A Merger of Equals Combining Two Market Leaders…

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• Premier global exchange brand name	• First international fully-integrated, cross-border, cash and derivatives exchange, based on state-of-the-art technology embraced worldwide

• Pre-eminent listing venue	• Largest cash equities exchange in Europe

• World’s largest and most liquid global equities marketplace	• Second largest derivatives exchange in value traded and Second largest derivatives exchange in Europe in volume traded

• Broad trading product offering across cash, options, and ETFs	• Exceptional successful track record of integration

Balanced shareholder contribution and governance reflects balanced business contribution

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 … to Create the First Trans-Atlantic Exchange…

•                    World’s largest exchange by market capitalization – $20 billion / €16 billion

–                 World’s largest liquidity pool: $100 billion / €78 billion average daily turnover

–                 7 exchanges in 6 countries

•                    World’s premier listings venue

–                 $27 trillion / €21,000 billion in global listed companies market capitalization

–                 80 of top 100 companies listed worldwide

•                    Diversified revenue by geography and product

–                 Balanced revenues between U.S. and Europe

–                 Broad product offering amongst asset classes and businesses

•                    Partner of choice for further global consolidation and competition

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… For the Benefit of Shareholders and Other Stakeholders

Shareholders	Issuers

•      $275 million / €214mm of cost savings to be realized over 3 years

•      $100 million / €78mm of revenue synergies across cash equities, listings and derivatives

•      Superior growth and profitability on a combined basis

•      Highly deliverable

•      World’s largest pool of liquidity

•      Easier access to both U.S. and European investors and leading destination for capital formation

•      Ability to list in two of the world’s main currencies…

•      …while keeping current local regulatory frameworks unchanged

Users	Employees

•      Covers more time zones than any other exchange

•      Horizontal business model with unparalleled product depth and geographic breadth

•      Enhanced trading experience across equities, bonds, and derivatives, including futures and options

• Maintain current headquarters and marketplaces • Balanced management structure with superior leadership team • Culture of excellence and entrepreneurship • Greater career development opportunities

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2. NYSE Group at a Glance

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The World’s Most Recognized Exchange Brand

• Founded: 1792	• Attracts the leading brands

• NYSE/Arca Merger/Public Company: 2006

• Market leader in listed companies	[LOGOS]
– 93% of the Dow Jones Industrial Average – 85% of the S&P 500 – 85% of the Fortune 500 – 41% of Fortune’s 100 Fastest Growing Companies

As of March 31, 2006

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Organization

[CHART]

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The Global Listings Market of Choice

NYSE’s Global Market Capitalization is $22.3 trillion[1]	NYSE Lists Over 91% of Qualified U.S. IPO Proceeds

•   Highest overall listing standards

•   Inclusion among global leaders

•   Access to diverse investor base

•   Specialist accountability

•   Value-added services and products

•   Long-term visibility opportunities

[PIE CHART]

[BAR GRAPH]

[1] Domestic and international market capitalizations; NYSE’s domestic and international market capitalization is for NYSE-listed operating companies, and is $14.3tn and $8.0tn respectively. NYSE international figure excludes domestic companies listed on Euronext ($0.6bn), and Euronext international figure excludes domestic and foreign companies listed on the NYSE

Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of April 30, 2006

Source: NYSE Data, ILX and Commscan Equidesk, excludes closed-end funds

Note: Data is for 2005. Qualified U.S. IPO proceeds is the aggregate proceeds raised by companies listing on U.S. exchanges that qualify to list under the NYSE’s standards, as measured by the aggregate proceeds raised by companies listing on U.S. exchanges

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World’s Most Liquid Stock Exchange

2006 YTD Average Daily Trades (mm)	2006 YTD Average Daily Turnover ($ bn)

[BAR GRAPH]	[BAR GRAPH]

Source: World Federation of Exchanges. As of April 30, 2006

Note: Electronic order book activity for Euronext, London Stock Exchange & Deutsche Börse. EOB statistics not available for other exchanges

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Diverse Sources of Revenue – Q1 2006

• SIAC Revenues from non- NYSE Customers: 41%		• Facility and Trading Licenses
NYSE Group Share of Trading in:
• NYSE-Listed Stocks: 77%
• Regulatory-related revenue	[PIE CHART]	• Nasdaq-Listed Stocks: 23%
• NYSE Arca and Amex Listed Stocks: 33%
• Equity Options: 11%
• Sales of market data

• NYSE issuers: 2,682

Total NYSE Group Revenues = $429 mm / €334 mm

Note:                   Per condensed consolidated statements of income including non-GAAP financial measures. Revenues are net of activity assessment fees

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Q1 2006 Strong Performance

Comparison of Q1 2005 vs. Q1 2006	Highlights

[BAR GRAPH]

• Transaction fee revenues - up 10%

• Regulatory fee revenues - up 32%[1]

• 1,287 trading licenses as of March 31, 2006

• Compensation and benefits – down 3%

• Systems - down 10%

• Pre-tax profit - up 49%

Note: Per condensed consolidated statements of income including non-GAAP financial measures. Revenues are net of activity assessment fees

1 Regulatory fee revenues are used to fund member firm examinations and other regulatory activities

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Well Positioned for Growth and Profitability

Transaction Related	Listings	Market Data

•    Cash Equities

–   Transaction revenue growth driven by new pricing

–   Continued market share gains in trading Nasdaqlisted companies

–   Overall market growth driven by Hybrid

•    ETFs

–   A leading position in fast growing market

•    Options

–   Introduction of new trading platform in Q3 2006

•    Bonds

–   Leverage NYSE Arca technology

•    Trading Licenses

–   New high margin source of revenue

•    NYSE

–   World’s premier listings venue

–   Strong source of recurring revenue

•    NYSE Arca

–   Expands NYSE Group’s reach to more quality companies

–   Compelling value proposition

–   First IPO (Darwin Professional Underwriters) on May 19, 2006

•    NYSE OpenBook®, NYSE Broker Volume® and TAQ Data

–   Proprietary data product revenues grew 24% in 2005

–   NYSE OpenBook Real Time approved April 2006

•    Commercialization opportunities include:

–   ArcaBookSM

–   Quantitative Information Products

–   New cash equity and multiasset class data products

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3. Euronext at a Glance

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Leading European Trading Platform

From local exchanges focused on cash equity to a pan-European platform covering main asset classes (equity, fixed income, derivatives…)

[TIME LINE GRAPH]

Geographic presence
261 members on cash equity markets
[MAP]
830 members on derivatives markets through LIFFE globally

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Proven Integration Experience Delivering Synergies

[CHART]

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World’s Leading Cross-Border Exchange Successfully Run as a Federal Organization

[CHART]

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# 1 Marketplace in Europe for Capital Raising

Top 100 European Companies by Market Capitalization	EU-Regulated Offering Value in 2005 (€bn)
[BAR GRAPH]	[BAR GRAPH]

Source: FT Global 500 1. Based on market capitalization as of March 31, 2006. Converted to US$	Source: PWC IPO watch 2005

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#1 European Cash Equities Exchange

2006 YTD Average Daily Trades (mm)	2006 YTD Average Daily Turnover ($ bn)

[BAR GRAPH]	[BAR GRAPH]

Source: World Federation of Exchanges. Note: Based on Electronic Order Book. As of April 30, 2006

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Euronext.liffe: Leading Global Derivatives Exchange by Value and Volume

2005 Average Daily Value (€mm)	Number of Contracts Traded in 2005 (mm)

[BAR GRAPH]	[BAR GRAPH]

Source : Euronext, FIA, FESE, OCC

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Diverse & Profitable Sources of Revenue – Q1 2006

EBITA margins
[PIE CHART]	• Derivatives 46.4% • Cash Trading 57.5% • Market Data 51.8% • Listings 29.7% • Sale of Software 17.1% • Other n/m
Total Euronext Revenues = €268 mm / $344 mm

Note: Euronext revenues are converted to U.S. dollars using an exchange rate of 1€ to $1.28443

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A Business Model (After 4 Successful Years of Integration) that Delivers Sustained Profit Growth

[BAR GRAPH]

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4.              NYSE Euronext: Creating the Global Exchange

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Creating the First Multi-Product Global Exchange Group

[CHART]

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World’s Largest Cash Equities Marketplace

Aggregate market cap is greater than that of
the next 4 exchanges combined

[CHART]

(1) Domestic and international market capitalizations; NYSE’s domestic and international market capitalization is for NYSE-listed operating companies, and is $14.3tn and $8.0tn respectively. NYSE international figure excludes domestic companies listed on Euronext ($0.6bn), and Euronext international figure excludes domestic and foreign companies listed on the NYSE

Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of April 30, 2006

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NYSE Euronext Lists the Most Global Top 100 Companies

[CHART]

Source: FactSet, NYSE Group and stock exchange websites. As of May 30, 2006
Note:  Includes primary and secondary listing venues for the top 100 companies by market capitalization

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World’s Largest Cash Equities Trading Venue

[CHART]

Note: Average over January 2006 - April 2006

Source: World Federation of Exchanges

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Broadest Global Exchange Product Offering

Cash Trading		Derivatives					Listings

•	US Cash Equities	•	US Options		•	US Listings
•	European Cash Equities	•	UK Options			—	NYSE
•	US ETFs / European ETFs	•	European Options			—	NYSE Arca
•	Warrants	•	International Futures & Derivatives		•	European Listings
•	US Trading Licenses		—	Interest Rates	•	International Listings
•	US Fixed Income		—	Equity Indices
•	European Fixed Income		—	Fixed Income Indices
•	Clearing		—	Single Stock Futures
			—	Commodities

	Market Data & Indices		Trading Software
	•	US Market Data	•	AEMS — Exchange trading systems and other
	•	International Market Data		Institutional offerings
NYSE	•	Proprietary Data Products	•	GL Trade — trading systems
Euronext	•	US Indices	•	SIAC
	•	European Indices

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Highly Diversified Revenues

(Q1 2006 Combined Revenue)

[GRAPH]

1. Revenues are net of activity assessment fees and reflect NYSE Group pro forma results for Q1 2006

2. Euronext revenues are converted to U.S. dollars using an exchange rate of 1€ to $1.28443

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Current Regulatory Framework Remains Unchanged

[CHART]

•                    Dual primary listing of NYSE Euronext on NYSE ($) and Euronext (€)

•                    Local regulatory frameworks remain unchanged (NYSE Euronext does not have regulated exchange status)

•                    Extension of Euronext’s proven and efficient federal model and experience, providing flexibility to accept new partners internationally

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5.            Substantial Value for Shareholders and Other Stakeholders

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Well Balanced Offer for Both Sets of Shareholders

•                    Standard offer consideration per Euronext share of €21.32 in cash and 0.98 of a share in NYSE Euronext

–                 Exchange offer will contain a mix and match election to permit Euronext shareholders to elect more cash or more stock, to extent available

–                 Cash election and stock election subject to proration to ensure aggregate amount of cash paid and shares issued are the same as would have been if all tendering shareholders received Standard Offer Consideration

–                 Euronext shareholders to receive special distribution of €3 per share in addition to the €21.32 cash consideration

•                    One NYSE Euronext share for each NYSE Group share

•                    Timing:

–                 Exchange offer anticipated to be launched within 6 months, subject to certain pre-conditions, including regulatory approval and NYSE Group and Euronext shareholder approval

–                 Minimum condition of 66 2/3% of Euronext shares exchanged, which may be lowered to 50.1%

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Compelling Expense Synergies

($ million)	2007	2008	2009	Comments
Technology	$30	$100	$250	•	Platforms, data centers, networks (see following pages)
Non-IT	25	25	25	•	Integration of support functions
				•	Rationalize marketing expenses
				•	Streamline corporate costs (e.g. insurance, occupancy, professional services)
Total	$55 / €43	$125 / €97	$275 / €214	•	Run-rate of $275 / €214 million cost synergies
Restructuring Costs	$70 / €54	$70 / €54	$40 / €31	•	Cash expenses directly impacting income statement

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Significant IT infrastructure cost savings

	Today (2006)				Tomorrow (2009)
	NYSE Group	Euronext	Total		NYSE Euronext

Platforms	4	2			2

Cash	Hybrid NYSE Arca	NSC	6	From 3 to 1	1 Global Cash Platform accommodating Hybrid as it evolves

Derivatives	OX PCX +	Connect		From 3 to 1	1 Global Electronic Derivatives Platform

Data centers	6 SF, Chicago, NY(2, NJ, Boston)	4 London(2), Paris (2)	10	From 10 to 4	4 Globally linked data centers

Networks	2	2	4	From 4 to 1	1 Global network

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IT Synergies Capturable Over Three Years

2006

•               Commence rationalization of 3 IT groups

•               Centralize IT demand management

•               NYSE Arca Synergies

2007

NYSE/Arca:

•               Reduced spending due to Hybrid completion

•               Consolidate data centers (SF, NJ)

•               Migrate PCX + to “OX” trading platform

Euronext:

•               Euronext base case decreases by $12.5mm due to AEMs contract

NYSE/Euronext:

•               Establish a single global network

•               Outsource technology to AEMS

2008

•               Consolidate into 2 U.S. and 2 EU data centers

•               Combine NYSE Arca and NSC cash platforms onto one global cash platform

•               Consolidate OX and LIFFE onto one global derivatives platform

•               Euronext base case decreases by $12.5mm due to AEMs contract

2009

•               Implement single market data / indices distribution infrastructure

•               Migrate Hybrid to the global cash platform

[CHART]

Note:  Annual change in IT cost base reflects inflation adjustment, impacting synergy calculation adjustments year-over-year

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Compelling Revenue Synergies

$mm	Revenue Synergies	Comments
Derivatives	$45	•	Cross-selling through a single platform with a shared customer base
		•	Extend the highly successful European wholesale OTC derivative service (‘ABC’) in the US
		•	Launch new products (e.g. Transatlantic indices, corporate credit derivatives)
		•	Represents 8% of Q12006 annualized combined revenue base of $537mm / €418mm
Cash Trading	$35	•	Meet European demand for US blue chips
		•	Cross-fertilize product development in structured products and ETFs
		•	Opportunity to extend trading hours across time zones
		•	Represents approximately 3% of Q12006 annualized combined revenue base of $1,021mm / €795mm
Listings	$20	•	Pre-eminent brand and deepest global liquidity pool that provides global issuers with maximum flexibility to raise capital
		•	Leverage NYSE Euronext listing brand to capture overseas listings
		•	Develop Euro-denominated Global Depository Receipt (GDR) program so US issuers can leverage European liquidity pools
		•	Position Alternext to compete with LSE AIM on international small cap issues
		•	Represents approximately 5% of Q12006 annualized combined revenue base of $399mm / €311mm
Total	$100 / €78	•	Represents approximately 3% of total Q12006 annualized combined revenue base of $3.1bn / €2.4bn

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Balanced Value Creation for Both Sets of Shareholders

(amounts in billions)	[GRAPHIC]		[GRAPHIC]	Combined

Market Cap - Pre-Transaction (5/31/06)	€7.5		€7.3	€14.8
	$9.6		$9.4
Transaction Adjustments:
NPV of Net Synergies (a)				3.4
Cash in Transaction (€21.32 per share)				(2.4)
Special Dividend (€3.00 per share)				(0.3)
Illustrative Market Cap - Post-Transaction				€15.5

Allocation of Value:
Post-Transaction Market Capitalization	€6.4	41%	€9.1
Cash in Transaction	2.4		—
Special Dividend	0.3		—
Total Value Allocation	€9.1		€9.1
	$11.7		$11.7

% Change Versus Standalone	21%		25%

(a) Assumes 25x capitalization multiple and 10% discount rate.

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Merger of Equals: Balanced Governance

Board Structure

•               Chairman: Jan-Michiel Hessels

•               Deputy Chairman: Marshall Carter

•               CEO: John Thain

•               Deputy CEO: Jean-François Théodore

•               Board of Directors: 20 in total

                -   Euronext: 7 additional designees

                -   NYSE: 9 additional designees

•               Chairman and CEO from different constituencies

•               Governance structure and certain key strategic decisions subject to a “supermajority” vote

Headquarters

•               Global / U.S. headquarters in New York

•               International headquarters in Paris and Amsterdam with global derivatives headquarters in London

Executive Management Team

CEO	John Thain

Deputy CEO	Jean-François Théodore

Management Committee	Balanced representation from NYSE and Euronext

Branding

•               U.S. Holding Company: NYSE Euronext

•               Local brands continue

- NYSE	- Euronext
- NYSE Arca	- Euronext.liffe
- MTS

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Conclusion

•               Combination creates the leading global exchange

•               Strong platform for further growth in U.S. and Europe

•               Significant value creation for both sets of shareholders

•               Balanced governance and leadership

•               Shared commitment to multilateral regulation

•               Swift closure and execution by experienced management team with no substantive antitrust issue

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Appendix

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Pro Forma Impact

($ in millions)	Projected Fiscal Year
	Ending December 31,
Pro Forma Earnings	2007	2008
Combined Standalone Earnings	$846	$1,036
Pro Forma Adjustments (a/t):
Cost Savings, Net of Restructuring Costs	(9)	34
Revenue Synergies	21	41
Subtotal	11	75
Euronext GAAP Adjustments	(18)	(17)
Net Financing Costs	(111)	(105)
Amortization of Intangibles	(52)	(52)
Total Pro Forma Adjustments	(170)	(98)
Pro Forma GAAP Earnings	$676	$938

Earnings Per Share:
NYSE Group Standalone	$2.24	$2.81
Pro Forma	2.53	3.52	<--	Note: full run-rate synergies of $375mm pre-tax adds additional $0.59 to pro forma EPS
Accretion	13.3%	25.2%

• Assumes approximately $3bn of debt at a rate of LIBOR + 75bp, with ability to pay off in 3 years

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Euronext - Joint Ventures Overview

[GRAPHIC]

     Europe’s leading market for fixed-income products

•   Pan European wholesale market

•   Domestic interdealer markets

•   Dealer to institutional customer electronic market BondVision

•   Real time, independent, transparent, European bond indices

•   More than 1,000 market participants

•   Average turnover of over €65 bn a day

[GRAPHIC]

     Global provider of front to back-office solutions for international financial institutions

•   A one-stop shop for the financial community

•   International Group with strong local presence

•   26 offices worldwide

•   630 brokers community

•   120 pools of liquidity around the world

•   Market capitalisation of €380 million

•   More than 1,000 employees (o/w 360 dedicated to R&D)

[GRAPHIC]

     The leading provider of IT solutions for exchanges, clearing houses, banks and intermediaries

•   Formed in July 2005 from a 50:50 JV between Euronext and Atos Origin

•   Live sites in 16 countries, with 2 major centres of excellence in London and Paris

•   Approximately 1,300 industry experts around the world

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